U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 1999

                             Micro-Integration Corp.
        (Exact name of small business issuer as specified in its charter)

           Delaware                 0000-23710                  06-1204847
(State or other jurisdiction of    (Commission              (I.R.S. employer
 incorporation or organization)    file number)            identification no.)

        One Science Park, Frostburg, Maryland                      21532
      (Address of principal executive offices)                   (Zip code)

        Registrant's telephone number, including area code (301) 689-0800

Item 5. OTHER EVENTS.

On August 16, 1999, Micro-Integration Corp. issued its press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, with respect to its announcement that it has signed a letter of intent to merge with GeoPortals.com, Inc., a New York-based Internet portals company operating a network of related geocentric Internet portals.

The press release contains forward-looking statements that involve potential risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      99.1 Text of Press Release dated August 16, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Micro-Integration Corp.


Date:  August 18, 1999                    By: /s/ Terry D. Frost
                                              ---------------------------
                                          Terry D. Frost
                                          Chief Financial Officer

                             MICRO-INTEGRATION CORP.
                                INDEX TO EXHIBITS

Exhibit                            Description
-------                            -----------

99.1               Text of Press Release dated August 16, 1999